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                                                                   EXHIBIT 10.51

                        TERMINATION AND RELEASE AGREEMENT

                  This TERMINATION AND RELEASE AGREEMENT (this "AGREEMENT") is made and entered into as of February 19, 2002, by and among Sunrise Television Corp., a Delaware corporation ("SUNRISE"), STC Broadcasting, Inc., a Delaware corporation ("STCB"), STC License Company, a Delaware corporation ("STCLC" and together with Sunrise and STCB, the "CLIENTS"), and LIN Television Corporation, a Delaware corporation (the "MANAGER").

                  WHEREAS, pursuant to that certain Agreement and Plan of Merger dated as of the date hereof between Sunrise and LIN TV Corp., subject to the satisfaction of the conditions contained therein, Sunrise will merge with and into LIN (the "MERGER");

                  WHEREAS, the Clients and Manager are parties to that certain Management Services Agreement dated January 7, 2002 and attached hereto as EXHIBIT A (the "MANAGEMENT SERVICES AGREEMENT");

                  WHEREAS, in connection with the execution of the Management Services Agreement, Sunrise issued to Manager a warrant to purchase 139,780 shares of Class B Common Stock of Sunrise (the "WARRANT"); and

                  WHEREAS, Sunrise and the Manager are parties to that certain Registration Rights Agreement dated January 7, 2002 (the "REGISTRATION RIGHTS AGREEMENT" and, collectively with the Warrant and the Management Services Agreement, the "AGREEMENTS").

                  WHEREAS, the Clients and the Manager desire to terminate the Agreements upon the consummation of the Merger (the "EFFECTIVE TIME").

                  NOW, THEREFORE, intending to be legally bound and in consideration for the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. The Clients and Manager hereby agree that, effective as of the Effective Time, each of the Agreements and any exhibits thereto shall terminate and be of no further force and effect.

                  2. Should any provision of this Agreement be declared or be determined to be illegal, invalid, or otherwise unenforceable, the validity of the remaining parts, terms, and provisions hereof will not be affected thereby but such will remain valid and enforceable, and said illegal or invalid parts, terms, or provisions shall be deemed not to be a part of this Agreement.



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                  3. This Agreement shall be construed, interpreted, and
enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

                  4. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended, any other counterpart.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be signed, all as of the date first written above.

                                           SUNRISE TELEVISION CORP.

                                           By: /s/ DAVID A. FITZ
                                               --------------------------------
                                           Name: DAVID A. FITZ
                                                 ------------------------------
                                           Title: CFO
                                                  -----------------------------



                                           STC BROADCASTING, INC.

                                           By: /s/ DAVID A. FITZ
                                               --------------------------------
                                           Name: DAVID A. FITZ
                                                 ------------------------------
                                           Title: CFO
                                                  -----------------------------



                                           STC LICENSE COMPANY

                                           By: /s/ DAVID A. FITZ
                                               --------------------------------
                                           Name: DAVID A. FITZ
                                                 ------------------------------
                                           Title: CFO
                                                  -----------------------------







                                           LIN TELEVISION CORPORATION

                                           By: /s/ GARY R. CHAPMAN
                                               --------------------------------
                                           Name: GARY R. CHAPMAN
                                                 ------------------------------
                                           Title: CHAIRMAN, PRESIDENT & CEO
                                                  -----------------------------






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                                    EXHIBIT A

                          Management Services Agreement